Delta Petroleum Corporation
Buzz Larson, Chairman
Roger A. Parker, President                           Hr. Spoddig
555 17th Street, Suite 3310                          Tel.: 089/649110-03
Denver, Colorado, 80202                              07/14/99
USA


Dear Buzz, dear Roger,

We are pleased to offer you our service, as we discussed, for a new, additional investor relations project:

           Delta Petroleum on n-tv business channel

Highlights of the offer:
* Company introduction in the most important German business tv channel n-tv
*   Internet coverage during the project period
* Introduction to fund managers, banks, portfolio managers in Germany and Switzerland
*   Road show in Frankfurt, Munich and Zurich and other new activities
*   Continual recommendations in Swiss stock market letters

Details:              See 3.1
Project Start Date:   08/01/99
Project Manager: GlobeMedia AG and GlobeMedia.de     Mr. Seybold
                AG                                   Mr. Bucher,
                for Germany                          Mr. Frommert,
                                                     Mr. Mayer
                    Delta Petroleum Corporation
Project Crew:       GlobeMedia AG and GlobeMedia.de AG   2-6
Project End Date:      07/31/2000
Fixed Price:        US $ 110.000,--

This offer will give you the right success for the German retail market and also the Swiss market and bring additional liquidity in your home market in the US directly and by arbitrage.
Please feel free to contact us if you have any questions.

Kind regards,
GlobeMedia AG

s/Karl Heinz Spoddig
Karl-Heinz Spoddig                     cc: Peter Bucher



                                                        07/14/99

                        Delta Petroleum Corporation


                            O F F E R


            Project: Delta Petroleum on n-tv business channel


                            Content



1.  Project Description                                       3

2.  Requirements                                              4
     2.1.  Contractor                                         4
     2.2.  Customer                                           4

3.  Offer                                                     5
     3.1.  Description                                        5
     3.2.  Time Schedule                                      6

4.  Conditions                                                7
     4.1.  Prices                                             7
     4.2.  Payments                                           7

5.  Terms and conditions                                      7


1.    Project Description


Financial Public Relations made by GlobeMedia AG means the active structuring of communication for a clientele which mainly comes from abroad, creating, enhancing and securing their scopes of acting in the German speaking areas. We communicate this financial communication - or Investor Relations in other words - on the three most important media to create Shareholder Value:
-   business television
-   Internet
-   business newspapers


*   Road Show

- To get the special interest of professional and semi-professional investors, we will arange a personnell meeting with the management of DELTA PETROLEUM CORP. in Frankfurt or Zurich/Switzerland. We will send out special invitations to these specific investment communities. The professional edge of the stock market is an important module to get a fair value in the market.

*   TV Production of a company portrait and broadcasting

* We will have a 10 minute investor relations show for shareholders which will be broadcasted monthly or every two weeks. This show will start in the fourth quarter of this year. It is broadcasted via the only business channel in Germany called n-tv.
* In our opinion it is the fastest way for small companies in Germany to be introduced to the public. We are very excited to get a broadcasting during the trading hours in Germany.

*   Internet Services

* The Internet Services will cover the whole process of the TV broadcasting. That includes different ways to reach a potential investor with the information you want to be published.
* Most of the German investors in small cap stocks receive the information they want via the internet.

*   Print Media

*   We inform with  advertisements  in  German   business
  newspapers about your company before and after the TV broadcasting to create interest in the German shareholder community. This way is used to reach the people who don't have access to the internet.

This offer does not cover:

     Fixed price for additional effort for CD ROM duplication of the TV broadcasting.

    Requirements

2.1 Contractor

* According to this offer GlobeMedia.de AG produces and delivers the items described in the offer description (3.1).

*    Project  management  at  GlobeMedia  AG:Mr.  Seybold,  Mr.
     Bucher

*    Project  Team:     2  -  6  people of  GlobeMedia  AG  and
     Globemedia.de AG. The number of people working for this project differs depending on the tasks.

* The contractor will write a monthly status report and a final report of the project success.

    Customer

* The customer DELTA PETROLEUM CORP. will deliver all documentation needed to bring this project to success. That also includes all information to plan the visit in the USA.

* The Customer supports the members of the team preparing the TV introduction show.

* The Customer has to ensure that the people needed for the TV takes are available as agreed in a detailed time schedule which is to prepare by the contractor and the customer.

    Offer

3.1   Description

*   Road Show

* Our database of more than 5,000 potential investors includes more than 100 addresses of business pressmen and executives of several venture capital funds and small cap investment funds.


*   TV Production of a company portrait

* The TV pictures are taken directly on your site in the USA (two locations). The four members of our TV team will take pictures of interesting items and also record an interview with the management. The film will be a 3 minute part in our own 10 minute TV show broadcasted on the most important business channel in Germany, n-tv.
* The television channel n-tv is a joint venture of CNBC and famous German publishers like Handelsblatt. Our show will be broadcasted in the afternoon in Germany between 2:00 and 3:00 p.m. while the German market is open and before the market opens in the USA at 3:30 p.m. German Time.

*    The TV show can be repeated in the night between 0:00 a.m.
  and 1:00 a.m for the spectators working at day time.

* The broadcasted TV contribution will also be available on a CD ROM in MPEG format for the PC users.


*   Internet Services

*    We  place  banner  and  text advertisements  on  important
  German internet business pages to make people know that DELTA
  PETROLEUM CORP. can be seen on televison.

* We will write an article about DELTA PETROLEUM CORP. in our investor relations letter BORSE XTRA, which is published via the internet and by e-mail.

*    We  will  maintain  an internet page for  DELTA  PETROLEUM
  CORP. in German during the period of contract.

* We will use our network of business services in the internet to make the people take notice of your company.

*   Print Media

* We will place two advertisements in German business newspapers before and after the TV broadcasting to create interest in the German shareholder community.

3.2    Time Schedule

Start of Project:  08/01/99
End of Project:    07/31/00

The detailed time schedule for the TV production is to be agreed before 08/31/99.

4.    Conditions

4.1    Prices

Fixed price:   $  110,000
CD ROM Copies: $    2,500  for each 1,000 items

4.2   Payments

GlobeMedia AG will charge

01.08.1999     $   40,000
01.09.1999     $   20,000
01.10.1999     $   20,000
01.11.1999     $   30,000

Payments have to be received in our accounts before target date.

5.    Terms and conditions

The price fixing is valid until 09/30/99.


Regensdorf, 07/14/99


GlobeMedia AG                                    This is to confirm that your
                                                 offer is accepted July 29,
                                                 1999
s/K.H. Spoddig                             DELTA PETROLEUM CORPORATION
Karl-Heinz Spoddig                              By: s/Aleron H. Larson, Jr.
                                                Aleron H. Larson, Jr.
                                                CEO/Chairman




November 23, 1999



Mr. Karl Heinz Spoddig
GlobeMedia AG
Adlikerstrasse 246
CH-8105 Regensdorf
Switzerland

Dear Karl:

     This is to confirm that we have mutually agreed to amend our July
29, 1999 agreement whereby Delta will issue to you the following warrants:

                                      Number of
Price/Share                           Warrants                 Duration*

$2.00                                   50,000                 6 months
 2.50                                   50,000                 6 months
 3.00                                   50,000                 9 months
 3.50                                   50,000                   1 year
 4.00                                   50,000                   1 year
                                       250,000


     * These periods under "Duration" will begin upon the effective date of a registration statement covering the shares underlying the warrants.

    Please acknowledge that this is your understanding with your signature below.



GLOBEMEDIA AG                             DELTA PETROLEUM CORPORATION

By:s/K.H. Spoddig                         By: s/Aleron H. Larson, Jr.
Authorized Officer                        Aleron H. Larson, Jr. Chairman/CEO